UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

ACUITY CIMATRIX, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

486 AMHERST STREET

NASHUA, NEW HAMPSHIRE 03063

(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Robotic Vision Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 23, 2005, Robotic Vision Systems, Inc. (the “Company”) completed the previously announced sale of the assets (the “SEG Assets”) of its Semiconductor Equipment Group division (“SEG”) to RVSI Inspection LLC, a Delaware limited liability company formerly known as “RVSI Acquisition, LLC” which is affiliated with Ancora Management LLC (“Buyer”). The sale was consummated under the terms of an asset purchase agreement dated as of March 3, 2005, as amended as of March 21, 2005 and March 22, 2005 (collectively, the “Asset Purchase Agreement”). A copy of the Asset Purchase Agreement is filed with this Current Report. The sale was approved by Order Authorizing (I) Sale of Certain of the Debtors’ Assets Free and Clear of Liens, Claims and Encumbrances, (II) Assumption and Agreement of Certain Executory Contracts, and (III) Assumption of Certain Liabilities, issued by the U.S. Bankruptcy Court for the District of New Hampshire (the “Court”) on March 11, 2005 (Court Doc. 819), as amended by the Court’s order dated March 22, 2005 (Court Doc. 863).

The net purchase price (“Purchase Price”) for the SEG Assets was $5,400,624 in cash plus the assumption of obligations and liabilities going forward under assumed contracts, the assumption of certain ordinary course trade obligations, and the assumption of certain costs (the “Cure Costs”) required to cure past defaults by the Company with respect to certain assumed contracts. The Purchase Price included a $2.0 million downward adjustment from the Buyer’s bid price originally approved by the Court, in consideration for the waiver of certain closing conditions by the Buyer, including the condition requiring resolution of the ongoing litigation with GSI Lumonics, Inc. (“GSIL”) involving claims of improper use of GSIL’s patents and technology. The Company’s litigation with GSIL remains ongoing following the sale of the SEG Assets. The Purchase Price also included adjustments from the purchase price relating to Cure Costs and the value of inventory and accounts receivable purchased.

The assets sold include those assets used in the operation of the Company’s lead scanner and bump wafer scanner inspection business, including furniture, fixtures, machinery, equipment, vehicles, and office materials; specified contracts and leases assumed by the Buyer; certain accounts receivable and inventory; and certain patents, software, marks and other intellectual property, including the Company’s interest in the trademark “RVSI” and the corporate name “Robotic Vision Systems, Inc.” The Buyer has granted the Company a license to use the “Robotic Vision Systems, Inc.” name and related trademarks for one year after the completion of the transaction. In connection with the transaction, the Company filed a certificate of amendment to its restated certificate of incorporation changing its name to “Acuity CiMatrix, Inc.” effective as of March 24, 2005. The assets purchased do not include cash and cash equivalents, securities, notes receivable, certain rights and claims the Company may have against third parties not relating to SEG or the SEG Assets, specified insurance policy proceeds and accounts receivable, certain contracts not assumed by the Buyer, and the Company’s interest in real property used to operate its remaining businesses. As part of the sale, the Company granted the Buyer a perpetual license to use a machine vision patent for the manufacture of lead scanners, wafer scanners and related products, and the Buyer granted a perpetual license to the Company for the use of certain object imaging patents in the business of the Company’s Acuity CiMatrix division.

Under the terms of the Order Authorizing Use of Cash Collateral entered in the Company’s Chapter 11 bankruptcy proceedings on November 24, 2004 (Court Doc. 46), as amended and extended by the Court’s subsequent orders concerning cash collateral, dated January 20, 2005 (Court Doc. 374), March 7, 2005 (Court Doc. 788), March 16, 2005 (Court Doc. 832), March 24, 2005 (Court Doc. 874) and March 28, 2005 (Court Doc. 889), the Company is required to apply $2,526,883 of the Purchase Price toward repayment of the Company’s postpetition interest, fees, costs and other charges under its prepetition credit facility with RVSI Investors, L.L.C. An additional $670,663 of the cash proceeds was paid to Houlihan Lokey Howard & Zukin Capital as partial payment of the fees and expenses earned for their representation of the Company in the sale of the SEG assets. $55,000 of the cash proceeds is being held in escrow as additional Cure Costs that remain in dispute. An additional $176,078 of the sale proceeds will be reserved for payments to certain key employees under a key employee retention plan.

ITEM 5.03    AMENDMENT TO CERTIFICATE OF INCORPORATION

In connection with the sale of the SEG Assets, the Company on March 24, 2005 filed with the Delaware Secretary of State a certificate of amendment to its restated certificate of incorporation changing its name to “Acuity CiMatrix, Inc.” effective as of that date. A copy of the certificate of amendment is filed with this Current Report. The certificate of amendment was adopted by J. Richard Budd, III, the Company’s person in control under sections 105(a) and 1107(a) of the Bankruptcy Code, with Court approval, which substituted for approval of the Company’s shareholders. The Company’s common stock will continue to trade on the Pink Sheets under the symbol “RVSIQ.PK.”

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements – None

(b)	Pro Forma Financial Information – The Company is unable to prepare and file required pro forma financial statements reflecting the sale of the SEG Assets, due to constraints on its resources resulting from its bankruptcy proceedings. Among other things, the Company does not have financial statements as of a recent date which were prepared in accordance with generally accepted accounting principles (“GAAP”). Since filing for protection under Chapter 11, the Company has filed with the Securities and Exchange Commission in lieu of its Annual and Quarterly Reports on Forms 10-K and 10-Q, its monthly operating reports to the Court. These reports have been prepared in accordance with the requirements of the Bankruptcy Code and are not prepared in accordance with GAAP. In lieu of required pro forma financial statements, the Company will file its monthly operating reports to the Court as of and for the monthly period ended March 31, 2005 in the near future, which will reflect the Company’s assets and liabilities on a non-GAAP basis after the sale of the SEG Assets.

(c)	Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Robotic Vision Systems, Inc. as filed with the Delaware Secretary of State on March 24, 2005.
99.1	Asset Purchase and Sale Agreement By and Between Robotic Vision Systems, Inc. and RVSI Acquisitions, LLC, as of March 3, 2005.
99.2	First Amendment to Asset Purchase and Sale Agreement, as of March 21, 2005.
99.3	Second Amendment to Asset Purchase and Sale Agreement, as of March 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2005

ROBOTIC VISION SYSTEMS, INC.

By:	/s/ Frederick H. Van Alstyne
Name:	Frederick H. Van Alstyne
Title:	Chief Financial Officer

EXHIBIT INDEX

No.	Item
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Robotic Vision Systems, Inc. as filed with the Delaware Secretary of State on March 24, 2005.
99.1	Asset Purchase and Sale Agreement By and Between Robotic Vision Systems, Inc. and RVSI Acquisitions, LLC, as of March 3, 2005.
99.2	First Amendment to Asset Purchase and Sale Agreement, as of March 21, 2005.
99.3	Second Amendment to Asset Purchase and Sale Agreement, as of March 22, 2005.

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